UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2013

FIRST ADVANTAGE BANCORP
(Exact name of registrant as specified in its charter)

Tennessee	1-33682	26-0401680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1430 Madison Street, Clarksville, Tennessee 37040
    (Address of principal executive offices)       (Zip Code)

(931) 552-6176
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 22, 2013, the Board of Directors of First Advantage Bancorp (the “Company”) authorized the Company to notify the NASDAQ Stock Market, LLC of the Company’s intention to voluntarily delist its common stock and to terminate the registration of the Company’s common stock with the Securities and Exchange Commission.  For additional information, reference is made the Company’s press release, which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibits

99.1           Press Release Dated April 22, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE BANCORP

Dated:  April 22, 2013                                                                By: /s/Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

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